                                                                    EXHIBIT 23.1

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

      As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement on Form S-4 of our reports dated January 22, 2001, included in Northern Border Pipeline Company's Annual Report on Form 10-K for the year ended December 31, 2000, and to all references to our firm included in or made a part of this Registration Statement on Form S-4.





ARTHUR ANDERSEN LLP

Omaha, Nebraska,
November 7, 2001